Exhibit 99.2

Clearfield FieldReport : Fiscal Q1 2023 Earnings Call February 2, 2023 1

Important Cautions Regarding Forward - Looking Statements NASDAQ:CLFD 2 Forward - looking statements contained herein and in any related presentation or in the related Earnings Release are made pursuant to the safe harbor provisions of the Private Litigation Reform Act of 1995. Words such as “may,” “will,” “expect,” “believe,” “anticipate,” “estimate,” “outlook,” or “continue” or comparable terminology are intended to identify forward - looking statements. Such forward looking statements include, for example, statements about the Company’s future revenue and operating performance, anticipated shipping on backlog and future lead times, future availability of components and materials from the Company’s supply chain, future availability of labor impacting our customers’ network builds, the impact of the Rural Digital Opportunity Fund (RDOF) or other government programs on the demand for the Company’s products or timing of customer orders, the Company’s ability to add capacity to meet expected future demand, and trends in and growth of the FTTx markets, market segments or customer purchases and other statements that are not historical facts. These statements are based upon the Company's current expectations and judgments about future developments in the Company's business. Certain important factors could have a material impact on the Company's performance, including, without limitation: adverse global economic conditions and geopolitical issues could have a negative effect on our business, and results of operations and financial condition; our planned growth may strain our business infrastructure, which could adversely affect our operations and financial condition; the acquisition of Nestor Cables and integration activities could adversely affect our operating results; the COVID - 19 pandemic has significantly impacted worldwide economic conditions and could have a material adverse effect on our business, financial condition and operating results; we rely on single - source suppliers, which could cause delays, increases in costs or prevent us from completing customer orders; fluctuations in product and labor costs which may not be able to be passed on to customers that could decrease margins; we depend on the availability of sufficient supply of certain materials, such as fiber optic cable and resins for plastics, and global disruptions in the supply chain fo r these materials could prevent us from meeting customer demand for our products; we rely on our manufacturing operations to produce product to ship to customers and manufacturing constraints and disruptions could result in decreased future revenue; a significant percentage of our sales in the last three fiscal years have been made to a small number of customers; further consolidation among our customers may result in the loss of some customers and may reduce sales during the pendency of business combinations and related integration activities; we may be subject to risks associated with acquisitions; product defects or the failure of our products to meet specifications could cause us to lose customers and sales or to incur unexpected expenses; we are dependent on key personnel; cyber - security incidents on our information technology systems, including ransomware, data breaches or computer viruses, could disrupt our business operations, damage our reputation, and potentially lead to litigation; our business is dependent on interdependent management information systems; to compete effectively, we must continually improve existing products and introduce new products that achieve market acceptance; changes in government funding programs may cause our customers and prospective customers to delay, reduce, or accelerate purchases, leading to unpredictable and irregular purchase cycles; intense competition in our industry may result in price reductions, lower gross profits and loss of market share; our success depends upon adequate protection of our patent and intellectual property rights; if the telecommunications market does not expand as we expect, our business may not grow as fast as we expect; we face risks associated with expanding our sales outside of the United States; and other factors set forth in Part I, Item IA. Risk Factors of Clearfield's Annual Report on Form 10 - K for the year ended September 30, 2022 as well as other filings with the Securities and Exchange Commission. The Company undertakes no obligation to update these statements to reflect actual events unless required by law. © Copyright 2023 Clearfield, Inc. All Rights Reserved.

NASDAQ:CLFD 3 Introduction & Highlights

OUR MISSION: Enabling the l ifestyle b etter b roadband p rovides WHAT WE DO : Clearfield provides fiber protection, fiber management and fiber delivery solutions that enable rapid and cost - effective fiber - fed deployment throughout the broadband service provider space NASDAQ:CLFD 4

Providing Optimized Price Performance and Deep Technical Expertise NASDAQ:CLFD x Singularly Focused on Serving the Fiber Market x Attractive Total Cost of Ownership through Reduced Installation Cost and Maintenance Time x Our Testing Shows FastPass TM Approach Cuts Install Time Required for Homes Passed by 50% x Ease, Speed, and Cost of Deployment x Delivery of a Comprehensive Solution x Commitment to Quality and Customers x Recent Acquisition of Nestor Cables Highlights Investment to Integrate and Optimize Solutions and Mitigate Supply Chain Risk 5 NASDAQ:CLFD Why We Win

Fiber deployment is projected to be strong for the next decade 11.3M Ten Year Annual Average Run Rate Assumes 12.3 New Housing Units Homes With Fiber Availability: 92% Homes with 2+ Fiber Availability: 34% Next 10 - Years Source: Fiber Broadband Association / RVA, December 2022 Assumes 12.3M New Housing Units Homes with Fiber Availability: 92% Homes with 2+ Fiber Availability: 34% Proprietary & Confidential 6

NASDAQ:CLFD 7 Financial Performance

Quarterly Revenue $39 $45 $51 $54 $71 $88 $78 $- $10 $20 $30 $40 $50 $60 $70 $80 $90 $100 Q3 21 Q4 21 Q1 22 Q2 22 Q3 22 Q4 22 Q1 23 Clearfield Organic Nestor Cables FINANCIAL PERFORMANCE 68% * Q1 2023 Growth Rate $ 86 M * Q1 2023 Revenue NASDAQ:CLFD 8 *Includes $ 8 million contribution from subsidiary Nestor Cables, which was acquired on July 26, 2022 $95 $ 86

Q1 FY23 Net Sales Comparison by Market NASDAQ:CLFD All dollar figures in millions 1) Based on net sales of $ 86 million for Clearfield (including a $8M contribution from Nestor Cables within our international market) and Point of Sales (POS) reporting from distributors who resell our product line into these markets. Q1 FY23 Net Sales Composition Ended 12/31/22 1 Legacy (Legacy contract manufacturing and misc. sales) 55% 7% 25% 12% 1% $114 $192 Community Broadband FQ1 22 FQ1 23 Quarterly Net Sales TTM Net Sales Community Broadband (Tier 2 & 3, utilities, municipalities, and alternative carriers) National Carrier (Tier 1 Wireline and all Wireless Markets) MSO (Cable TV) International (Europe, Canada, Mexico, and Caribbean Markets) NASDAQ:CLFD 9 $36 $48 Community Broadband FQ1 22 FQ1 23

NASDAQ:CLFD $13 $25 $10 $3 $26 $62 $24 $3 National Carrier MSO International Legacy FQ1 22 FQ1 23 NASDAQ:CLFD 10 All dollar figures in millions 1) Based on net sales of $ 86 million for Clearfield (including a $8M contribution from Nestor Cables within our international market) and Point of Sales (POS) reporting from distributors who resell our product line into these markets. Q1 FY23 Net Sales Composition Ended 12/31/22 1 Legacy (Legacy contract manufacturing and misc. sales) Community Broadband (Tier 2 & 3, utilities, municipalities, and alternative carriers) International ( Europe, Canada, Mexico, and Caribbean Markets) MSO (Cable TV) National Carrier (Tier 1 Wireline and all Wireless Markets) $4 $9 $2 $1 $6 $22 $10 $1 National Carrier MSO International Legacy FQ1 22 FQ1 23 Q1 FY23 Net Sales Comparison by Market Quarterly Net Sales TTM Net Sales 55% 7% 25% 12% 1%

Quarterly Gross Profit $17 $20 $23 $23 $29 $38 $31 0% 5% 10% 15% 20% 25% 30% 35% 40% 45% 50% $- $5 $10 $15 $20 $25 $30 $35 $40 Q3 21 Q4 21 Q1 22 Q2 22 Q3 22 Q4 22 Q1 23 Gross Profit ($) Gross Profit (%) FINANCIAL PERFORMANCE 33% Gross Profit Increase YOY NASDAQ:CLFD 11 *Q1 23 gross profit includes contribution from subsidiary Nestor Cables, which was acquired on July 26, 2022

$9 $10 $10 $13 $15 $13 0% 5% 10% 15% 20% 25% 30% $0.0 $2.0 $4.0 $6.0 $8.0 $10.0 $12.0 $14.0 $16.0 Q3 21 Q4 21 Q1 22 Q2 22 Q3 22 Q4 22 Q1 23 Expenses in $Millions OP as a % of Net Sales $ 11 FINANCIAL PERFORMANCE 5% YOY Decrease in Operating Expense as a percent of Net Sales NASDAQ:CLFD 12 Quarterly Operating Expenses

$6.1 $7.4 $10.4 $9.2 $12.7 $17.0 $14.3 0% 5% 10% 15% 20% 25% 30% $- $2.0 $4.0 $6.0 $8.0 $10.0 $12.0 $14.0 $16.0 $18.0 Q3 21 Q4 21 Q1 22 Q2 22 Q3 22 Q4 22 Q1 23 Net Income $ Net Margin (%) $14.3M Q1 2023 Net Income 17% Q1 2023 Percent of Net Sales FINANCIAL PERFORMANCE NASDAQ:CLFD 13 Quarterly Net Income *Q4 2022 and Q1 2023 net income include contribution from subsidiary Nestor Cables, which was acquired on July 26, 2022

NASDAQ:CLFD 14 Business Update & Outlook

NASDAQ:CLFD NASDAQ:CLFD NASDAQ:CLFD 15 Leverage our decade - long excellence in Community Broadband Execute capacity growth in advance of market opportunity Accelerate infrastructure investment Position innovation at the forefront of our value proposition

NASDAQ:CLFD NASDAQ:CLFD Leverage our decade - long excellence in Community Broadband NASDAQ:CLFD 16

NASDAQ:CLFD NASDAQ:CLFD Execute capacity growth in advance of market opportunity NASDAQ:CLFD 17

NASDAQ:CLFD NASDAQ:CLFD Accelerate infrastructure investment NASDAQ:CLFD 18

NASDAQ:CLFD NASDAQ:CLFD Position innovation at the forefront of our value proposition NASDAQ:CLFD 19

FY19 Actual FY20 Actual FY21 Actual FY22 Actual FY23 Forecast $85 $93 $141 $271 NASDAQ:CLFD FY 2023 net sales guidance issued and effective as of November 17, 2022; growth rate is based on midpoint of net sales guidan ce range and includes contribution from subsidiary Nestor Cables FY 2023 net income guidance issued and effective as of February 2, 2023. Annual Net Sales ($ in millions) NASDAQ:CLFD 20 Financial Outlook $380 - $393

Cheri Beranek PRESIDENT & CEO Dan Herzog CHIEF FINANCIAL OFFICER Q&A NASDAQ:CLFD 21 Kevin Morgan CHIEF MARKETING OFFICER

NASDAQ:CLFD 22 Contact Us COMPANY CONTACT: Cheri Beranek President & CEO Clearfield, Inc. IR@seeclearfield.com INVESTOR RELATIONS: Matt Glover and Jackie Keshner Gateway Group, Inc. (949) 574 - 3860 CLFD@gatewayir.com